COMMON  STOCK                                        COMMON  STOCK
     ------------                                                    /----------
     /  Number  /                                                    /  Share  /
     /          /                                                    /         /
     ------------                                                    -----------

                                AnythingINTERNET
                             C 0 R P 0 R A T I O N

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED  UNDER  THE  LAWS
OF  THE  STATE  OF  COLORADO
                                                  CUSIP

THIS  CERTIFIES  THAT

                                    SPECIMEN

IS  THE  RECORD  HOLDER  OF

   FULLY PAID AND NONASSESSABLE  SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                          ANYTHING INTERNET CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                              [ANYTHING CORPORATION
                                    CORPORATE
                                      SEAL
                                    COLORADO]

             SPECIMEN                                   SPECIMEN

        /S/                                       /S/  Robert  c.  Schick
        -----------------------                   -----------------------
            SECRETARY                                   PRESIDENT

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common             UNIF GIFT MIN ACT -        Custodian
TEN ENT  - as tenants by the entireties                         (Cust)           (Minor)
JT TEN   - as joint tenants with right of                       under Uniform Gifts to Minors
           survivorship and not as tenants                      Act
           in common                                                   (State)
COM PROP - as community property            TRF MIN ACT       -        Custodian (until age    )
                                                                (Cust)
                                                                         under Uniform Transfers
                                                                (Minor)
                                                                to Minors Act
                                                                                 (State)


Additional  abbreviations  may  also  be  used  though  not  in  the above list.

For Value Received,               hereby sell(s), assign(s) and transfer(s) unto
                    -------------

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
|--------------------------------------|
|                                      |
|--------------------------------------|


--------------------------------------------------------------------------------
(PLEASE  PRINT  OR  TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                          shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact
---------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------

        THE  SIGNATURE  TO  THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS
NOTICE: WRITTEN  UPON  THE  FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
        ALTERATION  OR  ENLARGEMENT  OR  ANY  CHANGE  WHATSOEVER.


Signature  Guaranteed


--------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.